Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

On December 2, 2024, JYD HQ entered into a three-year revolving credit agreement with China Construction Bank Corporation Shenzhen Branch in the total amount of RMB4,000,000 (US$556,452) with an interest rate of 3.1%. The loan was guaranteed by the shareholders of the Group (Geng Xiaogang and Jia Xiaohua). No cash was withdrawn under this agreement for the year ended December 31, 2024. Subsequent to December 31, 2024, RMB4,000,000 (US$556,452) was withdrawn and outstanding.

On January 3, 2025, JYD NJWL entered into a loan agreement with Industrial and Commercial Bank of China in the total amount of RMB4,700,000 (US$653,831) with an interest rate of 3.1%. The loan was guaranteed by JYD WLKJ, the legal representative of JYD NJWL and his wife. The loan is due on January 3, 2026.